Exhibit 99.(e)(3)

AMENDMENT NO. 2
TO THE

DISTRIBUTION AGREEMENT

Amendment No. 2 dated September 3, 2025 (“Amendment No. 2”) to the Distribution Agreement dated September 4, 2024 (the "Agreement”) between Russell Investments Financial Services, LLC, a Washington Limited Liability Company (the “Distributor”) and Venerable Variable Insurance Trust, a Delaware statutory trust (the “Investment Company”).

The Distributor and the Investment Company hereby agree to modify and amend the Agreement as follows:

1.	New Funds. Effective September 3, 2025, the following New Funds are hereby added to the Agreement on the terms and conditions contained in the Agreement:

Venerable US Small Cap Fund

Venerable International Index Fund

Venerable Mid Cap Index Fund

Venerable Small Cap Index Fund

Venerable Bond Index Fund

Venerable World Conservative Allocation Fund

Venerable World Moderate Allocation Fund

Venerable World Appreciation Allocation Fund

Venerable Emerging Markets Equity Fund

Venerable World Equity Fund

Venerable Intermediate Corporate Bond Index Fund

Venerable Conservative Allocation Fund

Venerable Conservative Appreciation Allocation Fund

Venerable Moderate Appreciation Allocation Fund

Venerable Appreciation Allocation Fund

2.	Schedule A. Schedule A to the Agreement, which sets forth each series of the Investment Company, is hereby replaced in its entirety by Schedule A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESSS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the date first above set forth.

RUSSELL INVESTMENTS FINANCIAL SERVICES, LLC

By:	/s/ Brad Jung

Name:	Brad Jung
Title:	President and Chairman

VENERABLE VARIABLE INSURANCE TRUST

By:	/s/ Michal Levy

Name:	Michal Levy
Title:	President

AMENDMENT NO. 2

EXHIBIT A

DISTRIBUTION AGREEMENT

Fund
Venerable High Yield Fund
Venerable Large Cap Index Fund
Venerable Moderate Allocation Fund
Venerable Strategic Bond Fund
Venerable US Large Cap Strategic Equity Fund
Venerable US Large Cap Core Equity Fund
Venerable Emerging Market Equity Fund
Venerable World Equity Fund
Venerable US Small Cap Fund
Venerable International Index Fund
Venerable Mid Cap Index Fund
Venerable Small Cap Index Fund
Venerable Bond Index Fund
Venerable Intermediate Corporate Bond Index Fund
Venerable World Conservative Allocation Fund
Venerable World Moderate Allocation Fund
Venerable World Appreciation Allocation Fund
Venerable Conservative Allocation Fund
Venerable Conservative Appreciation Allocation Fund
Venerable Moderate Appreciation Allocation Fund
Venerable Appreciation Allocation Fund